UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 4, 2017
Date of Report (date of earliest event reported)
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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38069 (Commission File Number)	26-2922329 (I.R.S. Employer Identification Number)
395 Page Mill Road Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On December 7, 2017, Cloudera, Inc. (the "Company") issued a press release announcing its results for the quarter ended October 31, 2017 and providing its business outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission (the "Commission"), whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2017, the Board of Directors of the Company (the “Board”) increased the size of the Board from seven to eight directors and appointed Rosemary Schooler to fill the newly created directorship, effective immediately, as a Class II director to hold office until the earliest to occur of the Company’s 2019 annual meeting of stockholders and until her successor is elected and qualified, or until her death, resignation or removal. As of December 7, 2017, it is not expected that Ms. Schooler will serve on any Board committees.

Rosemary Schooler is Vice President and General Manager of Global Internet of Things (IoT) Sales for Intel Corporation (“Intel”).  Ms. Schooler manages overall revenue across the various sales, technical support, and channels capabilities to deliver IoT solutions to Intel customers and partners. Previously, Ms. Schooler served as Intel’s Vice President of the IoT Strategy and Integrated Products Division in the Internet of Things Group (IoTG). Prior to her role in IoTG, Ms. Schooler was Vice President of the Data Center Group and General Manager of Intel’s Communications and Storage Infrastructure Group.  Ms. Schooler holds a bachelor’s degree in Ceramics Science and Engineering from Pennsylvania State University, and was named to “Who’s Who in Business” by the Arizona Republic in 2016. She’s been a member of industry boards including ATIS and TIA, and currently serves on NCWIT and the Industry and Professional Advisory Council (IPAC) for the School of Electrical Engineering and Computer Science at Penn State. Ms. Schooler was selected to serve on our Board due to her experience in the information technology industry.

Ms. Schooler was appointed to the Board pursuant to the Voting and Standstill Agreement (the “Voting Agreement”), dated March 28, 2017, by and between the Company and Intel. Pursuant to Section 4 of the Voting Agreement, the Company has agreed that the Board will nominate for election to the Board a person designated by Intel that is reasonably acceptable to the Company at each annual meeting of the stockholders at which the term of such designee ends. This right terminates upon specified circumstances, including Intel and its affiliates ceasing to hold at least 10% of the Company’s fully‑diluted shares, subject to specified deferrals and exceptions; Intel materially breaching the Collaboration and Optimization Agreement, amended and restated as of March 28, 2017, by and between the Company and Intel; the consummation of an acquisition of the Company; and the consummation of a direct or an indirect investment by Intel or its affiliates of equity securities issued by specified competitors, or the acquisition of such a competitor’s business or assets (subject to specified exceptions). The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.03 to the Company’s Registration Statement on Form S-1 (No. 333-217071), as filed with the Commission on March 31, 2017 and incorporated by reference herein.

Certain entities affiliated with Intel, a holder of more than 5% of the Company’s common stock, purchased 1,200,000 shares of the Company’s common stock in the Company’s initial public offering at the initial public offering price of $15.00 per share. As of October 31, 2017, entities affiliated with Intel beneficially owned 26,065,827 shares of the Company’s outstanding common stock.

Due to her relationship with Intel, Ms. Schooler will not participate in the Company’s non-employee director compensation program, which applies only to directors who are not employees of the Company or its subsidiaries and who do not serve as a director resulting from his or her relationship with an investor in the Company.

It is expected that Ms. Schooler will enter into the Company’s standard form of indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 (No. 333-217071), as filed with the Commission on March 31, 2017 and incorporated by reference herein.

There are no other arrangements or understandings between Ms. Schooler and any other persons pursuant to which she was selected as a member of the Board. There are also no family relationships between Ms. Schooler and any director or executive officer of the Company. In addition to the information included in this Current Report on Form 8-K, the information required by Item 404(a) of Regulation S-K regarding Ms. Schooler is incorporated herein by reference from the subsections entitled “Series F-1 Preferred Stock Financing”, “Investor Rights Agreement”, “Voting and Standstill Agreement”, “Intel Enterprise Subscription Agreement”, “Intel Collaboration and Optimization Agreement” and “Marketing and Miscellaneous Cooperation with Intel” of the section entitled “Certain Relationships and Related-Party Transactions” from the Company’s final prospectus dated September 27, 2017 and filed with the Commission on September 28, 2017 pursuant to Rule 424(b) (No. 333-220494).

A copy of the press release announcing these events is filed as Exhibit 99.1 to this Current Report on Form 8‑K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release dated December 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2017	CLOUDERA, INC

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer